Exhibit 99

CERTIFICATION UNDER SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of Certron Corporation (the “Company”) for the period ended July 31, 2002, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Marshall I. Kass, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marshall I. Kass

Name: Title:	Marshall I. Kass Chairman of the Board Chief Executive Officer and Chief Financial Officer
Date:	August 27, 2002

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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